Exhibit 99.1

FOR IMMEDIATE RELEASE

MISSION PRODUCE® APPOINTS LAURA FLANAGAN TO BOARD OF DIRECTORS

Oxnard, Calif. – June 30, 2025 – Mission Produce, Inc. (NASDAQ: AVO) (“Mission” or “the Company”) a world leader in sourcing, producing, and distributing fresh Hass avocados, today announced the appointment of Laura Flanagan to its board of directors, effective June 30, 2025. Flanagan is appointed as an independent Class III director with a term expiring at the Company’s 2026 Annual Meeting of Stockholders. In connection with this appointment, Mission Produce’s board of directors has increased the size of the board from nine to ten directors.

Flanagan is a highly accomplished executive with over 25 years of leadership experience driving growth and innovation across the food and beverage industry. With deep expertise in strategic growth, marketing, supply chain efficiency, and cross-functional team development, Flanagan has a proven ability to lead organizations through complex challenges while delivering measurable improvements in revenue, profitability, and market share.

Flanagan most recently served as the Chief Executive Officer (CEO) and board member of Ripple Foods, a leader in plant-based dairy alternatives. During her tenure, she drove significant improvements to the company’s revenue and profitability, as well as led the launch of a category-leading innovation platform. Prior to Ripple, she was the CEO of Foster Farms, the largest branded poultry producer in the western United States, where she led meaningful growth in company performance and market share. Earlier in her career, she held leadership roles at ConAgra Brands, PepsiCo, and General Mills.

“We warmly welcome Laura to the board of Mission Produce,” said Steve Barnard, CEO of Mission Produce. “Laura’s extensive leadership experience across the food and beverage industry, combined with her proven ability to drive innovation, operational excellence, and strategic growth, make her a strong addition to our board. Her insights will be instrumental as we continue to expand our global presence and pursue new opportunities to deliver value to our customers and shareholders.”

“I’m honored to join the board of Mission Produce,” said Flanagan. “Mission’s commitment to quality, innovation, and global expansion aligns closely with values I’ve championed throughout my career. I look forward to supporting the Company’s vision, strategic initiatives and long-term growth in the worldwide fresh produce industry.”

Flanagan currently serves on the board of Performance Food Group (NYSE: PFGC) and previously held board roles at TopGolf Callaway Brands (NYSE: MODG) and Core-Mark International. She holds an MBA from Stanford Graduate School of Business and a Bachelor of Science in Engineering from Case Western Reserve University. She also holds a certificate for Accountability and Effectiveness in the Boardroom from the Kellogg Graduate School of Management.

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About Mission Produce, Inc.:

Mission Produce (Nasdaq: AVO) is a global leader in the worldwide fresh produce business, delivering fresh Hass avocados and mangos to retail, wholesale and foodservice customers in over 25 countries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and today also markets mangos and grows blueberries as part of its diversified portfolio. The Company is vertically integrated and owns five state-of-the-art packing facilities across the U.S., Mexico, Peru, and Guatemala. With sourcing capabilities across 20+ premium growing regions, the company provides a year-round supply of premium fresh fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Media

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com

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